VIRTUS KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.7%
Communication Services—7.0%
Autohome, Inc. ADR	1,040,195	$ 30,665
Rightmove plc	9,979,849	107,390
		138,055

Consumer Discretionary—6.9%
Acushnet Holdings Corp.	1,711,041	90,822
LCI Industries	289,028	45,051
		135,873

Consumer Staples—1.5%
PriceSmart, Inc.	417,189	30,526
Energy—0.8%
Dril-Quip, Inc.(1)	799,140	15,727
Financials—22.0%
Artisan Partners Asset Management, Inc. Class A	795,600	37,902
BancFirst Corp.	471,363	33,259
FactSet Research Systems, Inc.	155,440	75,546
First Hawaiian, Inc.	3,053,755	83,459
Moelis & Co. Class A	1,107,440	69,226
Primerica, Inc.	576,512	88,362
RLI Corp.	407,903	45,726
		433,480

Health Care—6.3%
Atrion Corp.	48,880	34,455
CorVel Corp.(1)	431,080	89,665
		124,120

Industrials—38.9%
Donaldson Co., Inc.	450,200	26,679
EMCOR Group, Inc.	813,970	103,692
FTI Consulting, Inc.(1)	765,194	117,396
Graco, Inc.	1,141,110	91,996
Landstar System, Inc.	480,209	85,967
RBC Bearings, Inc.(1)	318,987	64,426
Simpson Manufacturing Co., Inc.	802,717	111,634
Toro Co. (The)	751,701	75,102
Watts Water Technologies, Inc. Class A	469,774	91,216
		768,108

Information Technology—14.2%
Aspen Technology, Inc.(1)	509,600	77,561
	Shares	Value

Information Technology—continued
Clearwater Analytics Holdings, Inc. Class A (1)	1,093,878	$ 25,138
Jack Henry & Associates, Inc.	207,800	34,701
Manhattan Associates, Inc.(1)	549,220	85,398
Teledyne Technologies, Inc.(1)	130,768	57,131
		279,929

Materials—1.1%
AptarGroup, Inc.	182,012	22,293
Total Common Stocks (Identified Cost $1,125,165)		1,948,111

Total Long-Term Investments—98.7% (Identified Cost $1,125,165)		1,948,111

Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	18,159,962	18,160
Total Short-Term Investment (Identified Cost $18,160)		18,160

TOTAL INVESTMENTS—99.6% (Identified Cost $1,143,325)		$1,966,271
Other assets and liabilities, net—0.4%		7,915
NET ASSETS—100.0%		$1,974,186

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
United Kingdom	5
China	2
Total	100%
† % of total investments as of December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,948,111	$1,948,111
Money Market Mutual Fund	18,160	18,160
Total Investments	$1,966,271	$1,966,271
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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